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                                  EXHIBIT 10(a)

















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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1996 on the financial statements of Fortis Benefits Insurance Company in the Registration Statement (Form N-4 No. 33-63935) and related Prospectus being filed under the Securities Act of 1933 and the Investment Company Act of 1940 for the registration of flexible premium deferred combination variable and fixed annuity contracts.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
November 26, 1996